UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 30, 2006

                        RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	34-0-26512	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 8-20 East Broadway, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513

                                                            Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On October 30, 2006, RenaissanceRe Holdings Ltd. (the ‘‘Company’’) issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This Form 8-K and Exhibit 99.1 hereto are each being furnished to the Securities and Exchange Commission (the ‘‘SEC’’) pursuant to Item 2.02 of Form 8-K and are therefore not to be considered ‘‘filed’’ with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit #	Description
99.1*	Copy of the Company’s press release, issued October 30, 2006

*	Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the registrant's other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: October 30, 2006	By:	/s/ Fred R. Donner
Name: Fred R. Donner Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1*	Copy of the Company’s press release, issued October 30, 2006

*	Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the registrant's other SEC filings.